FEBRUARY 15, 2018

SUPPLEMENT TO

HARTFORD GLOBAL EQUITY INCOME FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS DATED MARCH 1, 2017

AND
INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2017, AS SUPPLEMENTED THROUGH AUGUST 9, 2017

(THE HARTFORD MUTUAL FUNDS, INC.)

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Prospectus.

Reorganization of Hartford Global Equity Income Fund

with and into Hartford International Equity Fund

At a meeting held February 6-7, 2018, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved an Agreement and Plan of Reorganization that provides for the reorganization of Hartford Global Equity Income Fund (the “Global Equity Income Fund”), a series of the Company, with and into Hartford International Equity Fund (the “International Equity Fund”), a separate series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. Shareholders will be provided with information about the benefits of this Reorganization in a separate information statement that is expected to be mailed to shareholders in May 2018. The Reorganization date is expected to be on or about June 25, 2018 (the “Closing Date”).

The Reorganization contemplates: (1) the transfer of all of the assets of the Global Equity Income Fund to the International Equity Fund in exchange for shares of the International Equity Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Global Equity Income Fund on the valuation date for the Reorganization; (2) the assumption by the International Equity Fund of all of the liabilities of the Global Equity Income Fund; and (3) the distribution of shares of the International Equity Fund to the shareholders of the Global Equity Income Fund in complete liquidation of the Global Equity Income Fund. Each shareholder of the Global Equity Income Fund will receive shares of the International Equity Fund of the same class, and in equal value to, the shares of the Global Equity Income Fund held by that shareholder as of the Closing Date.

In anticipation of the Reorganization, the Global Equity Income Fund may deviate from its investment objective and strategies as stated in the Fund’s prospectus.

Please note that existing shareholders will be able to purchase additional shares of the Global Equity Income Fund through the close of business on or about June 22, 2018. New investors will continue to be able to purchase shares of the Global Equity Income Fund but only through the close of business on or about March 30, 2018.

You can obtain information about the International Equity Fund on HartfordFunds.com. The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any funds.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

HV-7353	February 2018